UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2007

IOMED, Inc.

(Exact name of registrant as specified in its charter)

Utah	1-14059	87-0441272
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2441 South 3850 West, Salt Lake City, Utah		84120
(Address of principal executive offices)		(Zip Code)

(801) 975-1191

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Named Executive Officer

Effective January 5, 2007, Mary A Crowther, age 55, resigned from her position as an executive officer of IOMED, INC.  Ms. Crowther’s resignation concludes a 28 year career with the Company, during which she has been employed in various roles.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: January 11, 2007	Iomed, Inc.

	By:	/s/ Robert J. Lollini
Robert J. Lollini
President and Chief Executive Officer